UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
         Pineville, Louisiana       71360-5226
(Address of principal executive offices)       (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
         Pineville, Louisiana       71360-5226
(Address of principal executive offices)       (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2020, Cleco Power LLC (the “Company”), entered into a Term Loan Agreement (the “Agreement”), dated as of August 28, 2020, with Sumitomo Mitsui Banking Corporation, as administrative agent (the “Agent”), and the lenders party thereto. The Company is a wholly owned subsidiary of Cleco Corporate Holdings LLC. The Agreement provides for a senior unsecured term loan facility in an aggregate principal amount of $125 million (the “Term Loan Facility”) to fund, in part, capital expenditures and working capital requirements of the Company and its subsidiaries and other general corporate purposes. The Term Loan Facility bears interest at an annual rate equal to LIBOR plus a margin ranging from 1.125% to 1.375% or Base Rate plus a margin ranging from 0.125% to 0.375%, depending on the Company’s credit rating, and matures on June 28, 2022. The Agreement provides for events of default that the Company considers customary. Generally, if an event of default occurs, the Agent (at the direction of lenders representing more than 50% of all outstanding loans under the Agreement) may declare the unpaid principal and accrued and unpaid interest on the Term Loan Facility to be due and payable immediately. The Agreement also includes customary LIBOR-transition provisions.
The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Term Loan Agreement dated as of August 28, 2020 among Cleco Power LLC, the Lenders from time to time party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: September 2, 2020	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: September 2, 2020	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer